                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Altria Group, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis C. Camilleri, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LOUIS C. CAMILLERI
----------------------
Louis C. Camilleri
Chairman and Chief
Executive Officer
May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Altria Group, Inc. and will be retained by Altria Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Altria Group, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dinyar S. Devitre, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DINYAR S. DEVITRE
---------------------
Dinyar S. Devitre
Senior Vice President and
Chief Financial Officer
May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Altria Group, Inc. and will be retained by Altria Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                      -2-